UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       SCHEDULE 14C INFORMATION STATEMENT

Reg.ss.240.14c-101

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

|_|  Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
|X|  Definitive Information Statement

                              RANCHER ENERGY CORP.
          -----------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
-------------------------------------------------------------------------------
 (Name of Person(s) Filing Information Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

          |_|  Fee paid previously with preliminary materials.
          |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               (1)  Amount Previously Paid:
               (2)  Form, Schedule or Registration Statement No.:
               (3)  Filing Party:
               (4)  Date Filed:

                              RANCHER ENERGY CORP.
                            520 Zang Street, Ste 250
                              Broomfield, CO 80021

                         NOTICE OF ACTION TO BE TAKEN BY
                                THE SHAREHOLDERS

                               September 19, 2014

To The Shareholders of Rancher Energy Corp.:

This information statement is being provided on behalf of the board of directors (the "Board") of Rancher Energy Corp. (the "Company") to record holders of shares of our common stock ("Shareholders") as of the close of business on the record date of September 10, 2014. This information statement provides notice that the Board has recommended, and holders of a majority of the voting power of our outstanding common stock have voted, to approve the following items:

     Proposal 1: To authorize a reverse split of the common stock issued and outstanding on a one new share for three hundred fifty (350) old shares basis. Fractional shares will be redeemed in cash. (This action requires an amendment to the Articles of Incorporation and requires the approval of the Financial Industry Regulatory Authority ("FINRA")).

     Proposal 2: To authorize additional shares of preferred stock in the amount of 50,000,000 shares, $.001 par value in such series and classes, and with such rights and privileges as the Board may hereafter adopt in it sole discretion. (This Action requires an Amendment to the Articles of Incorporation)

     Proposal 3: To authorize the Board of Directors to change the name of the corporation to a name, in the discretion of the Board of Directors. (This Action requires an Amendment to the Articles of Incorporation)

     Proposal 4: To authorize the Board of Directors to grant authority to redomicile and reincorporate by merger in Colorado


This information statement describes, in more detail, the actions being taken and the circumstances surrounding the Board's recommendation of the actions.

The actions for Proposals 1 and 2 will become effective on an effective date at least 20 days after the mailing of this Information Statement to shareholders and as of the filing of an amendment to the Company's Articles of Incorporation with the Secretary of State of Nevada and the approval of FINRA.

The actions for Proposal #3 will become effective upon the filing of the amendment to the Company's Articles of Incorporation with the Secretary of State of Nevada, on an effective date al least 20 days after the date of mailing this Information Statement to shareholders.

The actions for Proposal #4 shall become effective on an effective date at least 22 days after the date of mailing this Information Statement to shareholders.

The Company will bear the expenses relating to this information statement, including expenses in connection with preparing and mailing this information statement and all documents that now accompany or may in the future supplement it.

Only one information statement is being delivered to multiple shareholders sharing an address, unless the Company has received contrary instructions from one or more of the shareholders. The Company will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a shareholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to the Company's principal executive offices stating your name, your shared address and the address to which the Company should direct the additional copy of the information statement or by calling the Company's principal executive offices. If multiple shareholders sharing an address have received one copy of this information statement and would prefer the Company mail each shareholder a separate copy of future mailings, you may send notification to or call the Company's principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to the Company's principal executive offices.

The information statement is being provided to you for informational purposes only. Your vote is not required to approve the actions described above. This information statement does not relate to an annual meeting or special meeting in lieu of an annual meeting. You are not being asked to send a proxy and you are requested not to send one. The approximate mailing date of this information statement is September 23, 2014.

We appreciate your continued interest in Rancher Energy Corp.
Very truly yours,



/s/   Donald Walford
------------------------------
      Donald Walford,
      Chief Executive Officer

                              RANCHER ENERGY CORP.
                            520 Zang Street, Ste 250
                              Broomfield, CO 80021

September 19, 2014

The Board of the Company determined that it was in the best interest of the Company and its shareholders to take the following actions:

     Proposal 1: To authorize a reverse split of the common stock issued and outstanding on a one new share for three hundred fifty (350) old shares basis. Fractional shares will be redeemed in cash. (This action requires an amendment to the Articles of Incorporation and requires the approval of the Financial Industry Regulatory Authority ("FINRA")).

     Proposal 2: To authorize additional shares of preferred stock in the amount of 50,000,000 shares, $.001 par value in such series and classes, and with such rights and privileges as the Board may hereafter adopt in it sole discretion. (This Action requires an Amendment to the Articles of Incorporation)

     Proposal 3: To authorize the Board of Directors to change the name of the corporation to a name, in the discretion of the Board of Directors. (This Action requires an Amendment to the Articles of Incorporation)

     Proposal 4: To authorize the Board of Directors to grant authority to redomicile and reincorporate by merger in Colorado

                          THE COMPANY AND THE PROPOSALS

The Company has its executive offices at 520 Zang Street, Ste 250, Broomfield, CO 80021, and its telephone number is (720) 502-4483.

Additional information regarding the Company, its business, its stock, and its financial condition are included in the Company's Form 10-K annual report and its Form 10-Q quarterly reports. Copies of the Company's Form 10-Q for its quarter ending June 30, 2014, as well as the Company's Form 10-K for March 31, 2014 are available upon request to: Donald Walford, Chief Executive Officer, Rancher Energy Corp., 520 Zang Street, Ste 250, Broomfield, CO 80021.

The Annual Report on Form 10-K for the year ended August 31, 2010, and any reports on Form 8-K and 10-Q filed by Rancher Energy Corp. during the past year with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission's website at www.sec.gov in the Edgar Archives. Rancher Energy Corp. is presently current in the filing of all reports required to be filed by it. See the caption Additional Information, below.

The Majority Shareholders of Rancher Energy Corp. submitted its written consent to the shareholder resolutions described in this Information Statement on or about September 3, 2014, to be effective on or about October 5, 2014. As of September 3, 2014, the Majority Shareholder holds of record 129,851,356 shares of the Company's Common Stock as of September 3, 2014, the voting rights of the Majority Shareholder was equal to 52% of the total voting rights. The remaining outstanding shares of common stock are held by approximately 400 other shareholders of record.

The Company is not soliciting consents or proxies and shareholders have no obligation to submit either of them. Whether or not shareholders submit consents should not affect their rights as shareholders or the prospects of the proposed shareholder resolutions being adopted. The Majority Shareholder has consented to all of the shareholder resolutions described in this Information Statement by a written consent. The affirmative vote of the holder of a majority of the outstanding common stock of the Company is required to adopt the proposal described in this Information Statement. Nevada law does not require that the proposed transaction be approved by a majority of the disinterested shareholders.

The Majority stockholder submitted its written consent to the shareholder resolutions described in this Information Statement on or about September 5, 2014, to be effective upon the filing of an amendment to our Articles of Incorporation with the Secretary of State and approval from FINRA. As of September 3, 2014, the Majority Stockholder of record held 129,851,356 shares of the Company's common stock and representing the voting equivalent of 52% of the voting common stock. The Majority stockholder is Terex Energy Corp.


           PROPOSALS ADOPTED BY SHAREHOLDER ACTION BY WRITTEN CONSENT

                                   PROPOSAL 1:

TO AUTHORIZE A REVERSE SPLIT OF THE COMMON STOCK ISSUED AND OUTSTANDING ON A ONE NEW SHARE FOR THREE HUNDRED FIFTY OLD SHARES BASIS. FRACTIONAL SHARES WILL BE REDEEMED SHARE. (THIS ACTION REQUIRES AN AMENDMENT TO THE ARTICLES OF INCORPORATION AND REQUIRES THE APPROVAL OF THE FINANCIAL INDUSTRY REGULATORY AUTHORITY ("FINRA")).

To authorize a reverse split of the common stock issued and outstanding on a one new share for three hundred fifty old shares basis. Fractional shares will be redeemed at closing market price on the date prior to effective date of the reverse split. (This action requires an amendment to the Articles of Incorporation and the approval of FINRA.) Our Majority Shareholders have approved a pro-rata reverse split of our common stock, by which up to each three hundred fifty shares would become one share. Fractional shares will be rounded up to the next whole share. The effective date of the reverse split will be approximately twenty to thirty days following the date of the mailing of this Information Statement and upon filing of documentation with FINRA. This is not a "going private" transaction, and shareholders which are reduced to less than one share will be redeemed as set forth above. This requires an Amendment to the Articles of Incorporation to accomplish the reverse split.

Due to the current number of issued and outstanding shares of common stock (over 249 million, compared to the authorized of 275 million shares), and with the need to seek funding through issuance of common stock, the Company is poorly positioned under its current capital structure. The Company is authorized to issue 275,000,000 shares of its common stock, but if it was to need to raise $500,000 it would not have enough authorized but unissued shares of common stock at current market price. Therefore a reverse split would not only allow the Company the ability to issue common shares for acquisitions, but would also allow the Company to be able to issue shares of common stock as needed for services and/or financings.

There are no pending private offerings of shares, nor are there any pending acquisitions for which shares are committed to be issued.

We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and it impairs the potential ability of the Company to raise capital by issuing new shares due to the low price.

We believe that reverse split will be advantageous to us and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain policies and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

As a general rule, potential investors who might consider making investments in our Company will refuse to do so when the Company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, we believe that it is in the interests of our Company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet NASDAQ requirements or any other exchange when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

Shareholders should note that, after the reverse split, the number of our authorized shares will remain unchanged, while the number of issued and outstanding shares of our Company will be reduced by the factor of the reverse, i.e. one for three hundred fifty shares. It is important to realize that the issuance of additional shares is in the discretion of the Board of Directors, in their best business judgment, and our shareholders will have no right to vote on future issuances of shares except in the event of a merger under Nevada law. This means that, effectively, our shareholders will have no ability or capacity to prevent dilution by the issuance of substantial amounts of additional shares for consideration that could be considerably less than what our existing shareholders paid for their shares. In many events, control of our Company could effectively be changed by issuances of shares without shareholder approval.

As a general rule, potential investors who might consider making investments in our Company will refuse to do so when the Company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

Once the reverse split has occurred, Management believes the Company will then be better structured to seek equity financing because no significant equity investment can be made under the current capital structure. The current price of less than $0.02 per share, impairs the potential ability of the Company to raise capital by issuing new shares and the company has been demoted to the Pink Sheets for its quotes, due to its low price. The Company has not identified any sources of equity financing at this time. There is no assurance that the Company will have any success in seeking equity financing in the future if we choose to.

FUTURE DILUTIVE TRANSACTIONS

It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration. The Company has not entered into any such transactions as of the filing of this Information Statement.

The issuance of additional shares in future transactions will allow, the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders may be diluted from 100% now, after the reverse split to as little as .02%.

2. Control of the Company by stockholders may change due to new issuances.

3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

4. Business plans and operations may change.

5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company may not retain control of a majority of the voting shares of the Company. It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem the best calculation to meet the market attractively. However, we cannot control the market's reaction.

Dissenting shareholders have no appraisal rights under Nevada law or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed reverse split.

The table below shows the effect of the 350 for 1 reverse split.

        TABLE SHOWING EFFECT OF REVERSE SPLIT THREE HUNDRED FIFTY FOR ONE

Shares Held Pre-Reverse              Shares Held Post-Reverse
-----------------------              ------------------------


      100,000,000                             285,714
      10,000,000                              28,572
       1,000,000                               2,857
        100,000                                 286
         7,500                                  10
          750                                    2
          350                                    1
         >350*                                   0


*Shareholders who hold less than 350 shares pre-split would have fractional shares after the reverse-split, and such shares will redeemed by the company. Fractional shares will be redeemed based upon the computed fraction of the closing market price on the day after effective date of the reverse split.

The reverse stock split may also leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 100 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 100. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.

                                   PROPOSAL #2

AUTHORIZATION TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO AUTHORIZE PREFERRED SHARES OF FIFTY MILLION (50,000,000), $.001 PAR VALUE IN SUCH CLASSES OR SERIES WITH SUCH RIGHTS, PRIVILEGES AND PREFERENCES AS THE BOARD MAY HEREAFTER DETERMINE IN ITS SOLE DISCRETION

Our majority shareholders have consented to authorize Preferred Shares of stock in the amount of fifty million (50,000,000). This requires an amendment to our Articles of Incorporation. These are known as "blank check" preferred stock because the Board can set in its discretion the classes, series and rights, privileges and preferences as it may determine in the future, in its sole discretion in the exercise of its business judgment.

The Company is seeking to authorize Preferred Stock because in recent years, financing for smaller companies has often required the issuance of a senior class of stock with certain protections and preferences, upon liquidation, dividends, conversion privileges, anti-dilution provisions and other types of preferences and rights which are not found in "common" stock. Preferred stock is also frequently used to finance acquisitions, either by issuance for cash as equity in lieu of debt, or for asset acquisition.

If the additional Preferred Stock is authorized, the Board will have complete discretion to authorize Series and Classes, and to negotiate and set the rights, privileges, and preferences of the classes and series. The discretion is commonly called a "blank check" when discussing Preferred Stock for which the Designations of Rights, Privileges, and Preferences have not been established.

Management will have also the discretion, subject to Board approval of how, when, and for what consideration the Preferred Shares may be issued. The Board can approve significant liquidation, dividend, voting conversion, and redemption rights that are very superior to those of common stock to the serious detriment of common stockholders. If the Preferred Stock authorization is approved, thereafter the common shareholder's will have NO other future input or approval over the Preferred Stock issuance, or its rights, privileges, preferences, or its series or classes.

                                   PROPOSAL #3

AUTHORIZATION TO CHANGE THE COMPANY'S NAME BY AMENDMENT TO ARTICLES OF INCORPORATION

Our majority shareholders have authorized a change in the name of this corporation to a new name to be chosen in the discretion of the Board of Directors. This requires an amendment to our Articles of Incorporation.

We believe that the name change in our Articles of Incorporation is in the best interest of our corporation, to create a name which is different from the prior business, as it was not successful.

                                   PROPOSAL #4

GRANT AUTHORITY TO THE BOARD OF DIRECTORS TO REDOMICILE BY REINCORPORATION BY MERGER IN COLORADO WITH OUR WHOLLY OWNED SUBSIDIARY

Management  believes that the  reincorporation  in Colorado  where our office is located will provide a greater measure of flexibility and simplicity in corporate transactions and reduce taxes and other costs of doing business. We also believe Colorado provides a modern flexible corporate law that will facilitate our corporate activity. Colorado is a favorable legal and regulatory environment in which to operate. Colorado has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs. The Colorado Secretary of State has adopted a very user friendly filing and retrieval system online for corporations with very reasonable fees - for instance, annual fees less than $100 compared to Nevada with several hundred dollars. Colorado has a policy of encouraging incorporation in that state, and consequently it has emerged as a modern incorporation state It is anticipated that Colorado corporate law will continue to be interpreted and explained in court decisions that may provide predictability with respect to our corporate legal affairs. Certain aspects of Colorado corporate law have, however, been criticized on the ground that they do not afford minority shareholders the same substantive rights and protection as are available in a number of other states. In addition, the Domicile Change will also result in a change in our corporate name to T-Rex Oil, Inc. which will allow us to reflect the new name of our business.

PROCESS TO REDOMICILE.

The Nevada corporation, Rancher Energy Corp., will enter into an agreement of merger with its subsidiary, T-Rex Oil, that will allow for all debts, assets, obligations, shares structure and the current officers to continue after the merger is completed and the separate existence of Rancher Energy Corp. shall cease. T-Rex Oil, the Colorado corporation, will survive the merger. After the reincorporation merger, each share of common stock of the Nevada corporation will be converted into one share of common stock of T-Rex Oil. Upon consummation of the reincorporation merger, the shareholders of the Nevada Corporation will become shareholders of T-Rex Oil which is a corporation formed under the laws of the State of Colorado and their rights as shareholders will be governed by the laws of the State of Colorado. Each share of T-Rex Oil owned by us will be cancelled and resume to the status of authorized and unissued common stock. Filings to formalize those actions will be filed with the appropriate Secretary of State in the States of Nevada and Colorado. Upon the filing with the respective states being accepted and the completion of the 20 day waiting period, after mailing required under the Securities Exchange Act of 1934 for this Information Statement, the actions described will then become final and the shareholders of Rancher Energy Corp. will be shareholders of T-Rex Oil. Rancher Energy Corp. is currently authorized to issue 275,000,000 shares of its common stock of which 249,914,171 shares were issued and outstanding on September 19, 2014 and no shares of preferred stock are authorized (This is being amended to authorize 50,000,000 shares of blank check preferred stock concurrently herewith). Shareholders holding votes equal to not less than 129,851,356 of the voting rights have consented in writing to the proposal, this constitutes approval of not less than 52% of the voting share rights entitled to vote in any shareholder action as of the Record Date.

EFFECT OF THE CHANGE IN DOMICILE

The change in domicile will not result in a change in management, assets, liabilities or net worth. As previously stated, the Nevada corporation in which the shareholders will own stock will have a new name T-Rex Oil, Inc. The name of the Colorado corporation will reflect the new business of our company, the oil business. The articles of incorporation and bylaws of T-Rex Oil at the time of the merger shall remain the articles of incorporation and bylaws of the surviving entity. The Colorado corporation will have a total authorized common stock of 275,000,000, par value $.001 per share and 50,000,000 shares of preferred stock, $.001 per share, with the rights and designations as may be determined for the Preferred Stock. In addition, there will be certain procedural differences such as the registered office and agent of the company is an office and agent in Nevada and for T-Rex Oil is an office and agent in

Colorado. There are also substantive differences between the Nevada corporate law and the Colorado corporate law. Certain substantive changes to the Articles of Incorporation, Bylaws and many of the material differences between Nevada and Colorado law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to the Colorado and Nevada Revised Statutes and our Articles of Incorporation and Bylaws, as amended.

All issued and outstanding options, warrants, and convertible securities would be appropriately adjusted for the reincorporation merger on the same basis as the shares and all shares outstanding on the effective date of the reincorporation merger would convert into one share of the new Colorado corporation with the same rights, options, voting powers and entitlements as previously held through the Nevada corporation. All shares, options, warrants or convertible securities that Rancher Energy Corp. has agreed to issue (or agrees to issue prior to the effective date of the move) also will be appropriately adjusted to reflect the new Colorado Corporation domicile.

After the reincorporation merger is authorized and completed administratively there will not be a requirement that shareholders obtain new or replacement share certificates. Each holder of record of shares of Rancher Energy Corp's common stock that is outstanding on the effective date of the move may contact Corporate Stock Transfer(our transfer agent) to exchange the old Nevada certificates for new Colorado certificates representing the number of shares of common shares into which the existing shares have been converted as a result of the reincorporation merger, and adjusted for the reverse split.

CHANGES FROM NEVADA LAW TO COLORADO LAW

When the Merger is completed, the rights of shareholders will be governed by T-Rex Oil's articles of incorporation and bylaws and the Colorado Business Corporation Act ("CBCA"). Shareholders should consider the following comparison of the CBCA and T-Rex Oil's articles of incorporation and bylaws, on the one hand, and the Nevada Revised Statutes ("NRS") and the Rancher Energy Corp's existing certificate of incorporation and bylaws, on the other. This comparison is not intended to be complete and is qualified in its entirety by reference to the CBCA and T-Rex Oil's articles of incorporation and bylaws and the NRS and Rancher Energy Corp's certificate of incorporation and bylaws. T-Rex Oil 's articles of incorporation and its bylaws are attached hereto as an exhibit. Rancher Energy Corp's existing certificate of incorporation and bylaws are also attached hereto as an exhibit.

The NRS provides that any merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the Board of Directors and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provide otherwise. Under the NRS, the vote of the shareholders of a corporation surviving a merger is not required if: (a) The articles of incorporation of the surviving domestic corporation will not differ from its articles before the merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the Effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and
(d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger. The CBCA does not contain similar provisions.

Under the NRS and CBCA, unless the articles of incorporation of a corporation otherwise provide, amendments of its articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment. Under CBCA, if the Articles so provide the majority of shareholders entitled to vote may act by Written consent in lieu of a Shareholders Meeting, the Articles of T-Rex Oil, Inc. so provide.

Under the CBCA, directors can amend the bylaws of a corporation only if the right to do so is expressly conferred upon the directors in its certificate of incorporation. In contrast, under the NRS, the directors are free to amend the bylaws.

Under the NRS a special meeting of shareholders can be called by the corporation's board of directors, any two directors or the President. Under the CBCA, a special meeting of shareholders can be called by the corporation's board of directors or by any person or persons authorized by the corporation's articles of incorporation or bylaws. Under T-Rex Oil's bylaws, special meetings of the shareholders, for any purpose or purposes unless otherwise prescribed by statute, may be called at any time by the Chairman of the Board, if any, the Vice Chairman of the Board, if any, or the President to be held at such date, time and place either within or without the State of Colorado as may be stated in the notice of the meeting. A special meeting of stockholders shall be called by the Secretary upon the written request, stating the purpose of the meeting, of stockholders who together own of record a majority of the outstanding shares of each class of stock entitled to vote at such meeting.

The NRS permits corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or bylaws expressly provide otherwise. The CBCA provides that if the Articles so provide, that action by written consent of a majority of shareholders may be used instead of a shareholders meeting. If proposed corporate action is taken without a meeting by majority written consent of shareholders, neither state requires that prompt notice of the taking of the action be sent to those shareholders who have not consented in writing. Rancher Energy Corp.' and T-Rex Oil's bylaws both provide that corporate action without a meeting of shareholders may be taken by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting.

The bylaws of Rancher Energy Corp. provide that the number of directors shall be one or more as determined from time to time by the board. T-Rex Oil's bylaws also specify not less than one. Under both sets of bylaws, the directors are to serve until the next annual meeting of the shareholders.

No holder of T-Rex Oil common stock or Rancher Energy Corp. common stock has or will have the right to vote cumulatively in the election of directors.

Under the CBCA, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote in an election of directors unless provided otherwise by the corporation's certificate of incorporation. Under the NRS, any director may be removed by the vote of shareholders representing not less than two-thirds of the voting power entitled to vote. The NRS does not distinguish between removal with or without cause. The bylaws of Rancher Energy Corp. follow the provisions in the NRS; T-Rex Oil's bylaws are silent on the removal of directors, therefore the CBCA would control. Under both the bylaws and of each of the companies, newly created directorships resulting from any increase in the number of directors or any vacancies on the board of directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, both sets of bylaws provide that the directors elected to fill vacancies on the board of directors will hold office until the next annual meeting of the shareholders.

The NRS and the CBCA both have provisions and limitations regarding directors' liability. The NRS and CBCA permit a corporation to include in its articles or certificate of incorporation a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages. However, under the CBCA this provision may not eliminate or limit the liability of a director: (1) for any breach of the director's duty of loyalty to the corporation or its shareholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (4) for any transaction from which the director derived an improper personal benefit. Under the NRS, the limitation of liability is for other than acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law. The Amended Articles of Incorporation of Rancher Energy Corp. contain provisions which follow the numbered items listed above. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, it does not eliminate that duty. Accordingly, these provisions have no effect on the availability of equitable remedies like an injunction or rescission based on a director's breach of his duty of care. These provisions apply to an officer only if he/she is also a director and is acting in the capacity as a director, and does not apply to officers who are not directors.

Both the NRS and the CBCA generally permit a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. That determination must be made, in the case of an individual who is a director or officer at the time of the determination: (1) by a majority of the disinterested directors, even though less than a quorum; (2) by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or (3) by a majority vote of the shareholders, at a meeting at which a quorum is present. Both the NRS and the CBCA require indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action. Also, both the NRS and the CBCA permit a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon those individuals' commitment to repay any advances unless it is determined ultimately that those individuals are entitled to be indemnified. The bylaws of both companies make indemnification of directors and officers mandatory to the fullest extent permitted by law. T-Rex Oil's bylaws provide for the advancement of expenses to defend claims and establish procedures for determining whether a director or officer is entitled to indemnification and enforcing rights to indemnification and advancement of expenses.

 Both the NRS and the CBCA permit corporations to purchase or redeem their own shares of capital stock, except, under the CBCA, when the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

No holder of our common stock has a preemptive right to subscribe to any or all additional issues of the stock of the company.

Under both the NRS and the CBCA, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation.

ANTI TAKEOVER STATUTES

PROVISIONS OF THE NEVADA REVISED STATUTES MAY DISCOURAGE A CHANGE OF CONTROL.

We  are  incorporated  in  Nevada.  Certain  provisions  of the  Nevada  Revised
Statutes, or NRS, could delay or make more difficult a change of control transaction or other business combination that may be beneficial to stockholders. We are subject to Nevada's "Combinations With Interested Stockholders" statutes (NRS Sections 78.411 through 78.444), which provide that specified persons who, together with affiliates and associates, own, or within three years did own, 10% or more of the outstanding voting stock of a Nevada corporation with at least 200 stockholders cannot engage in specified business combinations with the corporation for a period of three years after the date on which the person became an interested stockholder, unless the combination or the transaction by which the person first became an interested stockholder is approved by the corporation's Board of Directors before the person first became an interested stockholder.

Nevada's   "Acquisition   of  Controlling   Interest"   statutes  (NRS  Sections
78.378-78.3793) apply only to Nevada Corporations with at least 200 stockholders, including at least 100 stockholders of record who are Nevada residents, and which conduct business directly or indirectly in Nevada. As of the date of this prospectus, we do not believe we have 100 stockholders of record who are residents of Nevada, although there can be no assurance that in the future the "Acquisition of Controlling Interest" statutes will not apply to us. The "Acquisition of Controlling Interest" statutes provide that persons who acquire a "controlling interest", as defined in NRS Section 78.3785, in a company may only be given full voting rights in their shares if such rights are conferred by the disinterested stockholders of the company at an annual or special meeting. However, any disinterested stockholder that does not vote in favor of granting such voting rights is entitled to demand that the company pay fair value for their shares, if the acquiring person has acquired at least a majority of all of the voting power of the company. As such, persons acquiring a controlling interest may not be able to vote their shares.

PROVISIONS OF THE COLORADO BUSINESS CORPORATION ACT DOES NOT HAVE ANY "ANTI TAKEOVER" PROVISIONS.

QUESTIONS AND ANSWERS REGARDING THE PROPOSAL #4

Q.  WHY  HAS  THE  PROPOSAL   BEEN  MADE  TO   AUTHORIZE   THE   REDOMICILE   BY
REINCORPORATION/MERGER FROM NEVADA TO COLORADO?

A. Our Board of Directors  believes  that the  reincorporation  in Colorado will
provide  a  greater   measure  of   flexibility   and  simplicity  in  corporate
transactions and reduce taxes and other costs of doing business.

Q. HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSALS TO CONDUCT THE PROPOSED REINCORPORATION MERGER?

A. All members of the Board of Directors have approved the proposed reincorporation merger and stock incentive plan as is in the best interest of the company and the best interest of the current shareholders of Rancher Energy Corp., as it will allow it capacity and structure to grow.

Q. WILL THE PROPOSED REINCORPORATION MERGER RESULT IN ANY TAX LIABILITY TO ME?

A. The proposed reincorporation merger is intended to be tax free for federal income tax purposes.

Q. WHAT VOTE OF THE SHAREHOLDERS WILL RESULT IN THE PROPOSALS BEING PASSED?

A. To approve the proposals, the affirmative vote of a majority of the voting rights of the common stock and other shares holding voting rights is required. Consents in favor of the proposal have already been received from shareholders holding a majority of the voting securities of Rancher Energy Corp.

Q. WHO IS PAYING FOR THIS INFORMATION STATEMENT?

A. The company will pay for the delivery of this information statement.

Q. WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A. Don Walford,  520 Zang Street,  Ste 250,  Broomfield,  CO 80021,  telephone -
(720) 502-4483

OTHER MATTERS

VOTE REQUIRED FOR APPROVAL

The Board of Directors of Rancher Energy Corp. have adopted, ratified and approved the proposal to authorize the redomicile by reincorporation merger, the additional Preferred shares of stock, the name change and reverse split, and a shareholder of the Corporation holding a majority of the voting power on the Record Date has approved the proposed redomicile by reincorporation merger, additional preferred shares, the name change, and reverse split. No additional voting is required by shareholders.

DISSENTER'S RIGHTS OF APPRAISAL

Any stockholders who vote shares against the reincorporation merger may, under certain conditions, become entitled to be paid for his or her shares of the Corporation's capital stock in lieu of receiving shares of the Colorado corporation. Under Nevada Law Section 92A.380, you, the Corporation's stockholder, have the right to dissent from the reincorporation merger and demand payment of the fair value of your shares of the Corporation's capital stock and are urged to read the full text of the Nevada dissenters' rights statute, which is reprinted in its entirety and attached as Attachment F to this Information Statement. Under Nevada Law, "fair value" is defined with respects to dissenter's shares, as "the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable." The following is a brief summary of the relevant portions of Nevada Law Sections 92A.300 to 92A.500, attached hereto in its entirety as Exhibit G to this Information Statement, which sets forth the procedure for exercising dissenters' rights with respect to the change in domicile and demanding statutory appraisal rights. This discussion and Exhibit G should be reviewed carefully by you if you wish to exercise statutory dissenters' rights or wish to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Nevada dissenters' rights statute may result in a termination or waiver of dissenters' rights under the Nevada dissenters' rights statute. If you elect to assert dissenters' rights in connection with the reincorporation merger, you must comply with the following procedures:

Within 10 days after the effective time of the reincorporation merger, we will give written notice of the effective time of the change in domicile by certified mail to each stockholder. The notice provided by us will also state where demand for payment must be sent and where share certificates shall be deposited, among other information. Within the time period set forth in the notice, which may not be less than 30 days nor more than 60 days following the date notice is delivered, the dissenting stockholder must make a written demand on us for payment of the fair value of his or her shares and deposit his or her share certificates in accordance with the notice.

Within 30 days after the receipt of demand for the fair value of the dissenters' shares, we will pay each dissenter who complied with the required procedures the amount it estimates to be the fair value of the dissenters' shares, plus accrued interest. Additionally, we shall mail to each dissenting stockholder a statement as to how fair value was calculated, a statement as to how interest was calculated, a statement of the dissenters' right to demand payment of fair value under Nevada law, and a copy of the relevant provisions of Nevada law.

A dissenting stockholder, within 30 days following receipt of payment for the shares, may send us a notice containing such stockholder's own estimate of fair value and accrued interest, and demand payment for that amount less the amount received pursuant to our payment of fair value to such stockholder. If a demand for payment remains unsettled, we will petition the court to determine fair value and accrued interest. If we fail to commence an action within 60 days following the receipt of the stockholder's demand, we will pay to the stockholder the amount demanded by the stockholder in the stockholder's notice containing the stockholder's estimate of fair value and accrued interest.

All dissenting stockholders, whether residents of Nevada or not, must be made parties to the action and the court will render judgment for the fair value of their shares. Each party must be served with the petition. The judgment shall include payment for the amount, if any, by which the court finds the fair value of such shares, plus interest, exceeds the amount already paid. If the court finds that the demand of any dissenting stockholder for payment was arbitrary, vexatious or otherwise not in good faith, the court may assess costs, including reasonable fees of counsel and experts, against such stockholder. Otherwise the costs and expenses of bringing the action will be determined by the court. In addition, reasonable fees and expenses of counsel and experts may be assessed against us if the court finds that it did not substantially comply with the requirements of the Nevada dissenters' rights statute or that it acted arbitrarily, vexatiously, or not in good faith with respect to the rights granted to dissenters under Nevada law.

EXISTING CERTIFICATES SHOULD NOT BE SENT TO THE CORPORATION OR THE TRANSFER AGENT BEFORE THE EFFECTIVE DATE OF THE FILING OF THE PROPOSED MOVE.

Unless and until the shareholder forwards a completed letter of transmittal, together with certificates representing such shareholder's shares of Rancher Energy Corp. common stock to the transfer agent and receives in return a new certificate representing shares of T-Rex Oil, Inc. common stock, such shareholder's existing common stock shall be deemed equal to the number of shares of T-Rex Oil, Inc. common shares to which such shareholder is entitled as a result of the move, subject to the reverse split approved hereby, which will be effective immediately prior to the redomicile.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following discussion describes certain material federal income tax considerations relating to the proposed reincorporation merger. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to shareholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCE OF THE MOVE FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The reincorporation merger is intended to be a tax-free recapitalization to the Corporation and its shareholders. Shareholders will not recognize any gain or loss for federal income tax purposes as a result of the reincorporation merger. The holding period for shares of common stock after the move will include the holding period of shares of common stock before the reincorporation merger, provided, that such shares of common stock are held as a capital asset at the effective date of the amendment. The adjusted basis of the shares of common stock after the move will be the same as the adjusted basis of the shares of common stock before the reincorporation merger.

We believe that the foregoing addresses the material United States federal income tax consequences of the Domicile Change to shareholders. The opinion is based upon the Code, applicable Treasury Regulations, judicial decisions and current administrative rulings, all of which are subject to change with retroactive effect. The tax consequences to shareholders of the Domicile Change may be affected by their particular circumstances and by the applicability to them of one or more special rules like those which apply to dealers in securities, foreign persons, mutual funds, insurance companies and persons who do not hold their shares as capital assets. Therefore, Rancher Energy Corp. urges shareholders to consult their own tax advisors concerning the effect of the Domicile Change upon them, including the effect of any state, local or other tax to which they may be subject. An opinion of tax counsel will not be provided to shareholders.

                             MANAGEMENT INFORMATION

BIOGRAPHICAL INFORMATION ON OFFICERS AND DIRECTORS AND SIGNIFICANT EMPLOYEES


          NAME         AGE             POSITION                   SERVED SINCE
-------------------   -----   -------------------------------     -------------
Donald Walford         67     Director, CEO, President and
                              Acting Chief Accounting Officer        2014
Martin R. Gottlob      63     Director                               2014
Jon C. Nicolaysen      67     Former President & Director            2009
Jeffrey B. Bennett     59     Director                               2009

DONALD WALFORD, AGE 67, DIRECTOR, CEO, PRESIDENT AND ACTING CHIEF ACCOUNTING OFFICER.

Mr. Walford served as Three Forks, Inc. Chief Executive Officer from the inception through October 22, 2013. At that time he was appointed the Executive Vice President of Finance of Three Forks, Inc. He served until February 2014, when he was terminated. He served as a Director of Three Forks, Inc. from Inception to February, 2014. Mr. Walford was Vice President of Gulfstar Energy, Inc. from 2011 until 2013 and acted as a Director in such time. Mr. Walford founded Terex Energy Corporation in March 2014, and is CEO and Director of the Company.

Mr. Walford has served as a Director and Broker from 1990 to date of Colorado Landmark Reality. He has served as the Chairman and Vice President of Eveia Medical from 2007 through 2010. Mr. Walford was licensed as a principal, NASD Series 7, commodities broker and all other principal securities licenses including an Allied Member of the New York Stock Exchange, from 1967 through 1992. Mr. Walford has had a diverse experience in corporate operations in industries such as agri-business, medical equipment, electronics, engineering, consumer manufacturing, construction and development, and oil and gas.

Mr. Walford received his B.A. Liberal Arts with a concentration in Fine Arts in 1967 from Harpur College, State University of New York (kna Binghamton University.)

Mr. Walford, was appointed to the Board of Directors, not only for his management experience, but also his experience in private offerings and the public arena.

MARTIN R. GOTTLOB, AGE 63, DIRECTOR

Mr. Gottlob is an experienced Rocky Mountain States geologist, and operator of oil and gas wells. He has a B.A. in Geology from the University of Colorado with an emphasis in petroleum exploration and sedimentary basin analysis, and a Master of Science from the Colorado School of Mines, in oil and gas operations research, and management science of oil and gas investment projects. He is the owner of Independence Oil II, LLC, where he has developed, drilled, completed and operated wells on behalf of sixteen clients.

Since 2004 he has been responsible for exploration and operations for Edward (Tiger) Mike Davis' oil properties (Davis Oil Co.), where he has been responsible for many phases of field development in the D-J Basin, in Colorado, Wyoming, and Nebraska. He has worked in similar capacities for Petrogulf, Minoco, Decalta, Resource Technology and Mountain Minerals all in Colorado since 1979. Mr. Gottlob has been a Director and Vice President of Geology for Terex Energy Corp since March 2014. As a disclosure item, Mr. Gottlob was convicted of a felony in Colorado (domestic violence), in 1999.

JON C. NICOLAYSEN, AGE 67, PRESIDENT,  CEO AND DIRECTOR

In 1970, Mr. Nicolaysen received an MS in Business Administration from the University of Wyoming, and in 1968, he earned his BS in Business Administration from Colorado College. In 1985, he completed the Atlantic Businessman's Exchange Program. In 1986, he completed the W.K. Kellogg Foundations Fellowship Wyoming Agriculture Leadership Program.

From 1970 to the present, Mr. Nicolaysen has been vice president and president of Cole Creek Sheep Company, Inc., a cattle and sheep ranching and farming operation. From 1989 to June of 2009, he was president of Parkerton Ranch, Inc., a cattle and sheep ranching and farming operation. From 1988 to the present, he has been president of JK Minerals, Inc., an oil production and mineral leasing company. From 1995 to June 2009, he was the President of Cole Creek Outfitters, Inc., a guiding and hunting operation. From 1998 to the present he has been President, and was a founding member of, Seven Cross Ranches, LLC, Wcamp, FLLC, and Sagebrush Land Management, FLLC, all of which are real estate development companies.

From 2001 to 2008, Mr. Nicolaysen was a unit operator for JK Minerals, Inc. From 2004 to 2007, Mr. Nicolaysen was an operator of Big Muddy Field for Wyoming Mineral Exploration, LLC, of which he was a founding member. From 2007 to 2008, he was a founding member of Muddy Mineral Exploration, LLC in Wyoming. From 2008 to May 1, 2009, he was a board member of Ameriwest Energy Corp.

JEFFREY B. BENNETT, AGE 59, DIRECTOR

Mr. Bennett obtained a Bachelor's of Arts from Western State College of Colorado in 1979, majoring in Biology. Mr. Bennett has been a co-owner/partner in TCF Services, Inc. from 2005 to present and a co-owner/partner in Flame Energy, Inc. from May 2005 to present. He was Vice President of Operations of NQL Energy Services in Alberta, Canada from June 2003 through 2005. He was employed by Black Max Downhole Tools, Inc. from May 2001 through 2003, as a Region Manager. From 2000 to 2001, Mr. Bennett was operations manager for the western United States for Sharewell.

                             EXECUTIVE COMPENSATION

The following table sets forth certain information concerning compensation paid by the Company to the Chief Executive Officer ("CEO"), the Chief Financial Officer ("CFO") and any other executive officer whose total annual salary and bonus exceeded $100,000 for the fiscal years ended March 31, 2014 and to date (the "Named Executive Officers"):

                                             SUMMARY COMPENSATION TABLE
                                                     (EXECUTIVE)

--------------------------------------------------------------------------------------------------------------------
                                                                     NON-EQUITY  NON-QUALIFIED
                                                             OPTION   INCENTIVE    DEFERRED
                                                     STOCK   AWARDS     PLAN     COMPENSATION  ALL OTHER
                                    SALARY   BONUS   AWARDS    ($)  COMPENSATION   EARNINGS   COMPENSATION   TOTAL
NAME (A)                    YEAR      ($)     ($)     ($)      (1)       ($)         ($)        ($)(2)        ($)
--------------------------------------------------------------------------------------------------------------------
Donald Walford, President   2014       0       0       0        0         0           0            0           0
and Acting Chief
Accounting Officer
--------------------------------------------------------------------------------------------------------------------
Martin Gottlob, Vice        2014       0       0       0        0         0           0            0           0
President of Geology,
Director
--------------------------------------------------------------------------------------------------------------------
Jon C. Nicolaysen           2014    120,000    0       0      1,231       0           0          6,000      127,231
Former President            2013    120,000    0       0        0         0           0          6,000      126,000
--------------------------------------------------------------------------------------------------------------------

(1) The amounts in the table reflect the grant date fair value of options awards to the named executive officer in accordance with Accounting Standards Codification Topic 718. The ultimate values of the options awards to the executives generally will depend on the future market price of our common stock, which cannot be forecasted with reasonable accuracy. The actual value, if any that an optionee will realize upon exercise of an option will depend on the excess of the market value of the common stock over the exercise price on the date the option is exercised. See the "Outstanding Equity Awards at Fiscal Year-End" table below for information regarding all outstanding awards.
(2) The amounts listed under the Column entitled "All Other Compensation" in the "Summary Compensation Table" related to the payment of consulting fees during the period reported.
(3) Mr. Walford was appointed Chief Executive Officer in August, 2014. Mr. Walford received no cash compensation in 2013.
(4)  Mr. Gottlob was appointed the Vice President of Geology in August, 2014.
(5) Mr. Nicolaysen served as our Chief Executive Officer from October 2, 2009 until August 20, 2014.

                  OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth certain information concerning outstanding equity awards held by the President and the Company's compensated executive officers for the fiscal year ended March 31, 2014 the "Named Executive Officers"):

        NAME                              OPTION AWARDS
------------------  -----------------------------------------------------------
                       Number of          Number of
                       Securities        Securities
                       Underlying        Underlying
                      Unexercised        Unexercised      Option      Option
                       Options(#)        Options (#)     Exercise   Expiration
                      Exercisable      Non-exercisable    Price        Date
                    ----------------  ----------------- ---------- ------------

Jon C. Nicolaysen     2,500,000(1)           -0-         $  0.01       12/3/23
Donald Walford             0                  0              -            -
Martin Gottlob             0                  0              -            -
------------------
(1)  Cancelled at August 20, 2014

The foregoing compensation table does not include certain fringe benefits made available on a nondiscriminatory basis to all Company employees such as group health insurance, dental insurance, long-term disability insurance, vacation and sick leave. In addition, the Company makes available certain non-monetary benefits to its executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance. The Company considers such benefits to be ordinary and incidental business costs and expenses. The aggregate value of such benefits in the case of each executive officer listed in the above table, which cannot be precisely ascertained but which is less than 10% of the cash compensation paid to each such executive officer, is not included in such table.

OPTION/SAR GRANTS

Stock option awards are determined by the Board of Directors based on numerous factors, some of which include responsibilities incumbent with the role of each executive to the Company and tenure with the Company. We granted stock options to our executive officers during the years ended March 31, 2014, as follows:

(1) On December 3, 2013, certain options were cancelled and new, fully-vested options to purchase 2,500,000 shares of Rancher common stock with an exercise price of $0.01 were granted to each of the directors.

Except as set forth above, at no time during the last fiscal year was any outstanding option repriced or otherwise modified. There was no tandem feature, reload feature, or tax-reimbursement feature associated with any of the stock options we granted to our executive officers or otherwise.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR

No options were exercised during the fiscal years ended March 31, 2013 and 2014.

DIRECTOR COMPENSATION

The following table sets forth the compensation, if any, paid by the Company to those directors who served on the Company's Board of Directors, during the year ended March 31, 2014.

                             DIRECTOR'S COMPENSATION
--------------------------------------------------------------------------------------------------------------------

                       FEES                             NON-EQUITY          NON-
                     EARNED OR                           INCENTIVE        QUALIFIED           ALL
                      PAID IN    STOCK      OPTION         PLAN           DEFERRED           OTHER
NAME                   CASH      AWARDS   AWARDS(1)    COMPENSATION     COMPENSATION     COMPENSATION      TOTAL
--------------------------------------------------------------------------------------------------------------------
Donald Walford          $0         $0         $0            $0               $0               $0            $0

Martin Gottlob          $0         $0         $0            $0               $0             $10,000       $10,000

Jon C. Nicolaysen
(1) (2)                 $0         $0       $1,231          $0               $0            $126,000      $127,231

A.L. Overton (2)      $25,000      $0       $1,231          $0               $0               $0          $26,231

Mathijs Van
Houweninge (2)        $25,000      $0       $1,231          $0               $0               $0          $26,231

Jeffrey B. Bennett
(2)                   $25,000      $0       $1,231          $0               $0               $0          $26,231
--------------------

     (1) Mr. Nicolaysen was employed as the Company's Chief Executive Officer until August 2014. During the fiscal year ended March 31, 2014 he received $126,000 in compensation for his services in that capacity, as discussed in the Executive Compensation Table.

     (2) On October 27, 2009, each member of the board of directors was granted options to purchase 2,500,000 shares of Rancher common stock at $0.035 per share. On December 3, 2013, these options were cancelled and new, fully-vested options to purchase 2,500,000 shares of Rancher common stock with an exercise price of $0.01 were granted to each of the directors.

In September 2009 the new board of directors implemented a new arrangement under which each non-employee director would receive a cash payment of $5,000 per fiscal quarter; this was increased to $10,000 per fiscal quarter for the quarter ending December 31, 2013. In addition, under the terms of Management Retention Agreements entered into with each non-employee director and the President and CEO, each member of the board of directors were granted options to purchase 2,500,000 shares of Rancher common stock at $0.035 per share. On December 3, 2013, these options were cancelled and new, fully-vested options to purchase 2,500,000 shares of Rancher common stock with an exercise price of $0.01 and an option expiration date of December 3, 2023 were granted to each of the directors.

     (1) The amounts in the table reflect the grant date fair value of option awards to the named directors in accordance with Accounting Standards Codification Topic 718. The ultimate values of the options awards to directors generally will depend on the future market price of our common stock, which cannot be forecasted with reasonable accuracy. The actual value, if any that an optionee will realize upon exercise of an option will depend on the excess of the market value of the common stock over the exercise price on the date the option is exercised.

     (2) During the year ended March 31, 2014, Mr. Nicolaysen, who also served as our Chief Executive Officer until August 20, 2014, received $10,000 pursuant to a consulting agreement with the Company. This compensation is disclosed in the Executive Compensation Table above.

EMPLOYMENT AGREEMENTS

The Company does not have any employment agreements in place with its officers at this time.

COMPENSATION PURSUANT TO PLANS

STOCK OPTION PLAN

In 2012, our Board adopted the 2012 Stock Incentive Plan (the "Stock Incentive Plan"). The Stock Incentive Plan authorizes us to reserve shares for future grants under it, of which shares remain available for issuance.

                                       EQUITY COMPENSATION PLAN INFORMATION
                                              AS OF September 19, 2014

                                                                                                     NUMBER OF
                                                                                                     SECURITIES
                                                                                                     REMAINING
                                                                                                    AVAILABLE FOR
                                                                                                       FUTURE
                                                                   NUMBER OF                          ISSUANCE
                                                                   SECURITIES                          UNDER
                                                                  TO BE ISSUED   WEIGHTED-AVERAGE     EQUITY
                                                                 UPON EXERCISE       EXERCISE       COMPENSATION
                                                                       OF            PRICE OF          PLANS
                                                                  OUTSTANDING      OUTSTANDING      (EXCLUDING
                                                                    OPTIONS,         OPTIONS,        SECURITIES
                                                                  WARRANTS AND    WARRANTS AND     REFLECTED IN
                                                                     RIGHTS           RIGHTS        COLUMN (A))
PLAN CATEGORY                                                         (A)              (B)              (C)
--------------------------------------------------------------------------------  ---------------  ---------------
Equity compensation plans approved by security holders                        0   $            0                0

Equity compensation plans not approved by security holders                    0   $            0       12,000,000
                                                                 ---------------  ---------------  ---------------

                                                           TOTAL              0                0                0
                                                                 ===============  ===============  ===============

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Company does not have a compensation committee; all decisions on the compensation of executive officers of the Company are made by the full board of directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

BENEFICIAL OWNERSHIP

The following table sets forth as of September 19, 2014, certain information regarding beneficial ownership of the common stock, held by each person known by us to own beneficially more than 5% of the Common Stock, each of our directors, each of the executive officers named in the Summary Compensation Table.

                                                    % OF
                                   NUMBER OF     COMMON STOCK     TOTAL
                                   SHARES OF       ISSUED &       VOTING
          NAME                      COMMON     OUTSTANDING (1)  PERCENTAGE
-----------------------------------------------------------------------------
Terex Energy Corp. (3)            129,851,356        52%           52%
OFFICERS & DIRECTORS:
Donald Walford, Chief Executive   129,851,356        52%           52%
Officer & Director (3)
  Martin Gottlob, Director (3)    129,851,356        52%           52%
  Jon Nicolaysen Director (6)       700,000          <1%           <1%
  Jeffrey B. Bennett (2)           5,003,000         <2%           <2%
                                ---------------------------------------------
Directors/Officers as a group     135,554,356        54%           54%

TOTAL
-----------------------
(1) Based upon 249,914,171 shares of common stock issued and outstanding on September 19, 2014.
(2) Includes Warrants for 5,000,000 shares @ $.01 preshare exercisable for 3 years
(3)  Includes Terex Energy Corp., of which such person is a Director/Officer

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires that the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent stockholders are required by regulation to furnish to the Company copies of all Section 16(s) forms they file.

The following persons failed to file forms on a timely basis during the past two fiscal years as required under Section 16(a) as follows:

None are known to the company

                              SHAREHOLDER PROPOSALS

Any shareholder proposal that properly may be included in proxy solicitation materials for a meeting of shareholders must be received by the Company a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders. Any such proposal must comply with Rule 14c-8 of Regulation 14C of the proxy rules of the Securities and Exchange Commission. Shareholder proposals should be addressed to the Secretary of the Company.

                        BOARD RECOMMENDATION OF PROPOSALS

The Board of Directors of the Company voted unanimously to implement the Proposed Amendments. The Board of Directors believes that the Amendment will serve the Company's current business. The Company is not expected to experience any tax consequence as a result of the Amendments.


                                  DISTRIBUTION

We will deliver only one Information Statement to multiple security holders sharing an address unless we have received contrary instructions from one or more of such security holders sharing an address Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at 520 Zang Street, STE 250, Broomfield, CO 80021, or by telephone request at (720) 502-4483.

Security holders may also address future requests regarding delivery of information statements by contacting us at the address or telephone number set forth in the foregoing paragraph.

                       WHERE YOU CAN FIND MORE INFORMATION

Additional information about us is contained in our periodic and current reports filed with the Commission. These reports, their accompanying exhibits and other documents filed with the Commission may be inspected without charge at the Public Reference Section of the Commission at 100 F Street, NE, Washington, DC 20549. Copies of such material may also be obtained from the Commission at prescribed rates. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding public companies that file reports with the Commission. Copies of these reports may be obtained from the Commission's EDGAR archives at http://ww.sec.gov./index.htm, or at other Internet Websites such as www.freeedgar.com.


                                  OTHER MATTERS

The Board of Directors of the Company is not aware that any matter other than those described in this Information Statement has been presented for the consent of the shareholders.

UPON WRITTEN  REQUEST BY ANY  SHAREHOLDER  TO DONALD  WALFORD,  CHIEF  EXECUTIVE
OFFICER OF THE COMPANY, AT RANCHER ENERGY CORP., 520 ZANG STREET, STE 250 BROOMFIELD, CO, 80021 AND ITS TELEPHONE NUMBER IS (720) 502-4483. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K WILL BE PROVIDED WITHOUT CHARGE.

RANCHER ENERGY CORP.



By: /S/  Donald Walford
-----------------------------
    Donald Walford
    Chief Executive Officer

                                    EXHIBIT A
                                 Rancher Energy
                            Amendment to the Articles

1. Name of corporation: Rancher Energy Corp.

2. The articles have been amended as follows: (provide article numbers, if available) Article IV: The 1st paragraph is deleted and substituted therefore is the following a) The total number of shares of stock which the Corporation shall have authority to issue is Three Hundred Twenty Five Million (325,000,000); Two Hundred Seventy Five Million shares (275,000,000) which are designated as Common Shares, $.00l par value per share with voting rights of one vote per one common share, and Fifty Million (50,000,000) of which are designated as Preferred Stock, $.001 par value, which may be subdivided into various classes or Series with Rights, Privileges and Preferences to be hereafter determined and designated by the Board of Directors, in it sole discretion. (Please see attachment)

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation, have voted in favor of the amendment is:

4. Effective date and time of filing: (optional) Date: Time: (must not be later than 90 days after the certificate is filed)

5. Signature: (required) X

SIGNATURE OF OFFICER

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

THIS FORM MUST BE ACCOMPANIED BY APPROPRIATE FEES.
Nevada Secretary of State Amend Profit-After
Revised: 11-27-13

ROSS MILLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4520
(775) 684-5708
WEBSITE: WWW.NVSOS.GOV

----------------------------------------
CERTIFICATE OF AMENDMENT                /
(PURSUANT TO NRS 78.385 AND 78.390)     /
----------------------------------------


USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY


              ****

                                    EXHIBIT B

                                 T-Rex Oil, Inc.
                            Articles of Incorporation

Document must be filed electronically.         Colorado Secretary of State
Paper documents are not accepted.              Date and Time:09/02/2014 10:25 aM
                                               ID Number: 20141537916
Fees & forms are subject to change.            Document number: 20141537916
                                               Amount Paid: $1.00
For more information or to print
copies of filed documents, visit
www.sos.state.co.us                            ABOVE SPACE FOR OFFICE USE ONLY

               ARTICLES OF INCORPORATION FOR A PROFIT CORPORATION
            filed pursuant to ss. 7-102-101 and ss. 7-102-102 of the
                       Colorado Revised Statutes (C.R.S.)

1. The domestic entity name for the corporation is

                    T-Rex Oil, Inc.
                    -----------------------------------------------------------.

(Caution: The use of certain terms or abbreviations are restricted by law. Read instructions for more information.)

2. The principal office address of the corporation's initial principal office is

Street address                  520 Zang Street
                                -----------------------------------------
                                (Street number and name)

                                Ste 250
                                -----------------------------------------

                                Broomfield, CO 80021
                                -----------------------------------------
                                (City) (State) (ZIP/Postal Code)

                                                           UNITED STATES
                                -------------------------- --------------
                                (Province - if applicable)    (Country)


Mailing address
(leave blank if same as         -----------------------------------------
street  address)                (Street number and name or Post Office
                                 Box information)


                                -----------------------------------------
                                (City) (State) (ZIP/Postal Code)


                                -------------------------- --------------
                                (Province - if applicable)    (Country)

3. The registered agent name and registered agent address of the corporation's initial registered agent are

Name                            Littman         Michael
(if an individual)              -----------------------------------------
                                (Last)         (First) (Middle) (Suffix)
or

(if an entity)                  -----------------------------------------
(Caution: Do not provide both an individual and an entity name.)

Street address                  7609 Ralston Road
                                -----------------------------------------
                                (Street number and name)

                                Arvada, CO  80002
                                -----------------------------------------
                                (City) (State) (ZIP/Postal Code)


Mailing address
(leave blank if same as         -----------------------------------------
street  address)                (Street number and name or Post Office
                                 Box information)


                                -----------------------------------------
                                (City) (State) (ZIP/Postal Code)

(The following statement is adopted by marking the box.)

/_X_/ The person appointed as registered agent above has consented to being so appointed.

4. The true name and mailing address of the incorporator are

Name                            Littman         Michael
(if an individual)              -----------------------------------------
                                (Last)         (First) (Middle) (Suffix)
or

(if an entity)                  -----------------------------------------
(Caution: Do not provide both an individual and an entity name.)

Mailing address                 7609 Ralston Road
                                -----------------------------------------
                                (Street number and name)

                                Arvada, CO  80002
                                -----------------------------------------
                                (City) (State) (ZIP/Postal Code)

                                                           UNITED STATES
                                -------------------------- --------------
                                (Province - if applicable)    (Country)

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

/___/ The corporation has one or more additional incorporators and the name and mailing address of each additional incorporator are stated in an attachment.


5. The classes of shares and number of shares of each class that the corporation is authorized to issue are as follows.


/___/ The corporation is authorized to issue ___________ common shares that shall have unlimited voting rights and are entitled to receive the net assets of the corporation upon dissolution.

/_X_/ Information regarding shares as required by section 7-106-101, C.R.S., is included in an attachment.


6. (If the following statement applies, adopt the statement by marking the box and include an attachment.)

/_X_/ This document contains additional information as provided by law.

7. (Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by entering a date and, if applicable, time using the required format.)

The delayed  effective  date and, if  applicable,  time of this document  is/are
______________________________.
(mm/dd/yyyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is named in the document as one who has caused it to be delivered.

8. The true name and mailing address of the individual causing the document to be delivered for filing are

                                Littman         Michael
                                -----------------------------------------
                                (Last)         (First) (Middle) (Suffix)

                                7609 Ralston Road
                                -----------------------------------------
                                (Street number and name)

                                Arvada, CO  80002
                                -----------------------------------------
                                (City) (State) (ZIP/Postal Code)

                                                           UNITED STATES
                                -------------------------- --------------
                                (Province - if applicable)    (Country)


(If the following statement applies, adopt the statement by marking the box and include an attachment.)

/___/ This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.

Disclaimer:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

The total number of shares of stock which the Corporation shall have authority to issue is Three Hundred Twenty Five Million (325,000,000); of which Two Hundred Seventy Five Million shares (275,000,000) are designated as Common Shares, $0.001 par value per share, and of which Fifty Million (50,000,000) are designated as Preferred Stock, $0.001 par value, which may be subdivided into various Classes or Series with Rights, Privileges and Preferences to be hereafter determined and designated by the Board of Directors, in the Boards sole discretion in the exercise of its business judgment by filing a Certificate of Designation for each separate Class or Series, containing such Rights, Privileges and Preferences.

"Any action required or permitted by Colorado Revised Statutes to be taken at a shareholder meeting may be taken without a meeting, if the shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote thereon were present and voted, consent to such action in writing. Effectiveness of such action shall be as provided in Colorado Revised Statutes except when the requirements of Section 14 of the Securities Exchange Act of 1934 specify otherwise. Record date for determining shareholders entitled to take action, or entitled to be given notice under CRS 7-107-104 (as it may be amended) is the date the corporation first receives a writing upon which the action is taken pursuant to written consent of a majority of shareholders."

                                   EXHIBIT C

                                 T-Rex Oil, Inc.
                                     Bylaws

                                     BY-LAWS

                                       OF

                                T-REX OIL, INC.,
                             A COLORADO CORPORATION


                                    ARTICLE I

         The initial principal office of the Corporation shall be in Arvada, Colorado. The Corporation may have offices at such other places within or without the State of Colorado as the Board of Directors may from time to time establish.

                                   ARTICLE II

         CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken in connection with corporate action, by any provisions of the statutes of the Certificate of Incorporation, the meeting and vote of stockholders may be dispensed with, if a majority of the stockholders who should have been entitled to vote upon the action if such meeting were held, shall consent in writing to such corporate action being taken, as allowed.

                                   ARTICLE III

                               BOARD OF DIRECTORS

         Section 1. GENERAL POWERS. The business of the Corporation shall be managed by the Board of Directors, except as otherwise provided by statute or by the Articles of Incorporation.

         Section 2. NUMBER AND QUALIFICATIONS. The Board of Directors shall consist of up to seven (7) members. This number may be increased only by the vote or written consent of the holders of fifty-one (51) percent of the stock of the Corporation outstanding and entitled to vote. The current number of Directors shall be determined by the Board of Directors at its annual meeting. No Director need be a stockholder. The initial Board of Directors needs only to be one persons until multiple shareholders have been obtained.

         Section 3. ELECTION AND TERM OF OFFICE. The Directors shall be elected annually by the stockholders, and shall hold office until their successors are respectively elected and qualified.

         Election of Directors need not be by ballot.
         Section 4. COMPENSATION. The members of the Board of Directors shall be paid a fee of $500.00 for attendance at all annual, regular, special and adjourned meetings of the Board. No such fee shall be paid any director if absent. Any director of the Corporation may also serve the Corporation in any other capacity, and receive compensation therefore in any form. Members of special or standing committees may be allowed like compensation for attending committee meetings.

         Section 5. REMOVAL AND RESIGNATIONS. The stockholders may, at any meeting called for the purpose, by vote of a majority of the capital stock issued and outstanding, remove any directors from office, with or without cause; provided however, that no director shall be removed in case the vote of a sufficient number of shares are cast against his removal, which if cumulatively voted at any election of directors would be sufficient to elect him, if cumulative voting is allowed by the Articles of Incorporation.

         Section 6. VACANCIES. Any vacancy occurring in the office of director may be filled by appointment approved by a majority of the directors then in office, though less than a quorum, and the directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, unless sooner displaced.

         When one or more directors resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power of appointment to fill such vacancy or vacancies, the vote thereon to be effective when such resignation or resignations become effective.

                                   ARTICLE IV

                         MEETINGS OF BOARD OF DIRECTORS

         Section 1. REGULAR MEETINGS. A regular meeting of the Board of Directors may be held without call or formal notice immediately after and at the same place as the annual meeting of the stockholders or any special meeting of the stockholders at such places within or without the State of Colorado and at such times as the Board may by vote from time to time determine.

         Section 2. SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any place whether within or without the State of Colorado at any time when called by the President, Treasurer, Secretary or two or more directors. Notice of the time and place thereof shall be given to each director at least three (3) days before the meeting if by mail or at least twenty-four hours if in person or by telephone or e-mail. A waiver of such notice in writing, signed by the person or persons entitled to said notice, either before or after the time stated therein, shall be deemed equivalent to such notice. Notice of any adjourned meeting of the Board of Directors need not be given.

         Section 3. QUORUM. The presence, at any meeting, of one-third of the total number of directors, but in no case less than two (2) directors, shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise required by statute or by the Certificate of Incorporation, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present at the time and place of any meeting may adjourn such meeting from time to time until a quorum be present.

         Section 4. a. CONSENT OF DIRECTORS IN LIEU OF MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting, if to authorize such action a written consent thereto is signed by all members of the Board or committee, and such written consent is filed within the minutes of the Corporation.

                           b. The Board of Directors may hold regular or special
meetings by telephone conference call, provided that any resolutions adopted shall be recorded in writing within 3 days of such telephone conference, and written ratification of such resolutions by the directors shall be provided within 30 days thereafter.

                                    ARTICLE V

                        COMMITTEES OF BOARD OF DIRECTORS

         The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in the resolution, shall have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors.

         The committees of the Board of Directors shall keep regular minutes of their proceedings and report the same to the Board of Directors when required.

                                   ARTICLE VI

                                    OFFICERS

         Section 1. DESIGNATED OFFICERS. The Corporation shall have a Chief Executive Officer who may also be President, a Chief Financial Officer, one or more Vice Presidents, a Secretary and a Treasurer, and such other officers, agents and factors as may be deemed necessary by the Board. One person may hold any two offices except the offices of President and Vice President and the offices of President and Secretary.

         Section 2. APPOINTMENT, TERM OF OFFICE AND QUALIFICATION. The officers specifically designated in Section 1 of this Article VI shall be chosen annually and appointed by the Board of Directors and shall hold office until their successors are chosen and qualified. No officer need be a director.

         Section 3. SUBORDINATE OFFICERS. The Board of Directors from time to time may appoint other non-executive officers and agents, including one or more Assistant Secretaries and one or more Assistant Treasurers, each of whom shall hold office for such period, have such authority and perform such ministerial duties as are provided in these By-Laws or as the Board of Directors from time to time may determine. The Board of Directors may delegate to any office the power to appoint any such subordinate officers, agents and factors and to prescribe their respective authorities and duties.

         Section 4. REMOVALS AND RESIGNATIONS. The Board of Directors may at any meeting called for the purpose, by vote of a majority of their entire number, remove from office any officer or agent of the Corporation, or any member of any committee appointed by the Board of Directors.

         The Board of Directors may at any meeting, by vote of a majority of the directors present at such meeting, accept the resignation of any officer of the Corporation.

         Section 5. VACANCIES. Any vacancy occurring in the office of President, Vice President, Secretary, Treasurer or any other office by death, resignation, removal or otherwise shall be filled for the expired portion of the term in the manner prescribed by these By-Laws for the regular election or appointment to such office.

         Section 6. THE PRESIDENT. The President shall manage the staff of the Corporation and, subject to the direction and under the supervision of the Board of Directors, shall have general charge of the business, affairs and property of the Corporation, and control over its officers, agents and employees. The President shall preside at all meetings of the stockholders and of the Board of Directors at which he is present. The President shall do and perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors.

         Section 7. THE VICE PRESIDENT. At the request of the President or in the event of his absence or disability, the Vice President, or in case there shall be more than one Vice President, the Vice President designated by the President, or in the absence of such designation, the Vice President designated by the Board of Directors, shall perform all the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. Any Vice President shall perform such other duties and may exercise such other powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors, or the President.

         Section 8. THE SECRETARY. The Secretary shall:

         a. Record all the proceedings of the meetings of the Corporation and directors in a book to be kept for that purpose;

         b. Have charge of the stock ledger (which may, however, be kept by any transfer agent or agents of the Corporation under the direction of the Secretary), an original or duplicate of which shall be kept at the principal office or place of business of the Corporation in the State of Colorado;

         c. Prepare and make, at least ten (10) days before every election of directors, a complete list of the stockholders entitled to vote at said election, arranged in alphabetical order;

         d. See that all notices are duly given in accordance with the provisions of these By-Laws or as required by statute;

         e. Be custodian of the records of the Corporation and the Board of Directors, and of the seal of the Corporation, and see that the seal is affixed to all stock certificates prior to their issuance and to all documents, the execution of which on behalf of the Corporation under its seal have been duly authorized;

         f. See that all books, reports, statements, certificates and the other documents and records required by law to be kept or filed are properly kept or filed; and

         g. In general, perform all duties and have all powers incident to the office of Secretary and perform such other duties and have such powers as from time to time may be assigned to him by these By-Laws or by the Board of Directors or the President.

         Section 9. THE TREASURER. The Treasurer shall:

         a. Act as Chief Financial Officer unless the Board bifurcates the job descriptions by resolution.

         b.  Have  supervision  over  the  funds,   securities,   receipts,  and
disbursements of the Corporation;

         c. Cause all monies and other valuable effects of the Corporation to be deposited in its name and to its credit, in such depositories as shall be selected by the Board of Directors or pursuant to authority conferred by the Board of Directors.

         d.  Cause the funds of the  Corporation  to be  disbursed  by checks or
drafts  upon  the  authorized   depositories  of  the  Corporation,   when  such
disbursements shall have been duly authorized;

         e. Cause to be taken and preserved proper vouchers for all monies disbursed;

         f. Cause to be kept at the principal office of the Corporation correct books of account of all its business and transactions;

         g. Render to the President or the Board of Directors, whenever requested, an account of the financial condition of the Corporation and of his transactions as Treasurer;

         h. Be empowered to require from the officers or agents of the Corporation reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation; and

         i. In general, perform all duties and have all powers incident to the office of Treasurer and perform such other duties and have such power as from time to time may be assigned to him by these By-Laws or by the Board of Directors or President.

         Section 10. ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. The Assistant Secretaries and Assistant Treasurers shall have such duties as from time to time may be assigned to them by the Board of Directors or the President.

         Section 11. SALARIES. The salaries of the officers of the Corporation shall be fixed from time to time by the Board of Directors, except that the Board of Directors may delegate to any person the power to fix the salaries or other compensation of any officers or agents appointed in accordance with the provisions of Section 3 of this Article VI. No officer shall be prevented from receiving such salary by reason of the fact that he is also a director of the Corporation.

         Section 12. SURETY BOND. The Board of Directors may secure the fidelity of any or all of the officers of the Corporation by bond or otherwise.

                                   ARTICLE VII

                            EXECUTION OF INSTRUMENTS

         Section 1. EXECUTION OF INSTRUMENTS GENERALLY. All documents or writings of any nature shall be signed, executed, verified, acknowledged and delivered by such officer or officers or such agent of the Corporation and in such manner as the Board of Directors from time to time may determine.

         Section 2. CHECKS, DRAFTS, ETC. All notes, drafts, acceptances, checks, endorsements, and all evidence of indebtedness of the corporation whatsoever, shall be signed by such officer or officers or such agent or agents of the Corporation and in such manner as the Board of Directors from time to time may determine. Endorsements for deposit to the credit of the Corporation in any of its duly authorized depositories shall be made in such manner as the Board of Directors from time to time may determine.

         Section 3. PROXIES. Proxies to vote with respect to shares of stock of other corporations owned by or standing in the name of the Corporation may be executed and delivered from time to time on behalf of the Corporation by the President or Vice President and the Secretary or Assistant Secretary of the Corporation or by any other person or persons duly authorized by the Board of Directors.

                                  ARTICLE VIII

         Section 1. CERTIFICATES OF STOCK. Every holder of stock in the Corporation shall be entitled to have a certificate, signed in the name of the Corporation by the Chairman or Vice President of the Board of Directors, the President or a Vice President and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation; provided, however, that where such certificate is signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such Chairman of the Board of Directors, President, Vice President, Treasurer, Assistant Treasurer, Secretary, or Assistant Secretary may be facsimile. In case any officer or officers who shall have signed, or whole facsimile signature or signatures shall have been used thereon, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be such officer or officers of the Corporation, and any such delivery shall be regarded as an adoption by the Corporation of such certificate or certificates.

         Certificates of stock shall be in such form as shall, in conformity to law, be prescribed from time to time by the Board of Directors.

         Section 2. TRANSFER OF STOCK. Shares of stock of the Corporation shall only be transferred on the books of the Corporation by the holder of record thereof or by his attorney duly authorized in writing, upon surrender to the Corporation of the certificates for such shares endorsed by the appropriate person or persons, with such evidence of the authenticity of such endorsement, transfer, authorization and other matters as the Corporation may reasonably require, and accompanied by all necessary stock transfer tax stamps. In that event, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction on its books.

         Section 3. RIGHTS OF CORPORATION WITH RESPECT TO REGISTERED OWNERS. Prior to the surrender to the Corporation of the certificates for shares of stock with a request to record the transfer of such shares, the Corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications, and otherwise to exercise all the rights and powers of an owner.

         Section 4. CLOSING STOCK TRANSFER BOOK. The Board of Directors may close the Stock Transfer Book of the Corporation for a period not exceeding fifty (50) days preceding the date of any meeting of the stockholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect or for a period of not exceeding (50) days in connection with obtaining the consent of stockholders for any purpose. However, in lieu of closing the Stock Transfer Book, the Board of Directors may fix in advance a date, not exceeding fifty (50) days preceding the date of any meeting of stockholders or the date for the payment of any dividend or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining such consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders, and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation after any such record date fixed as aforesaid.

         Section 5. LOST, DESTROYED AND STOLEN CERTIFICATES. Where the owner of a Certificate for shares claims that such certificate has been lost, destroyed or wrongfully taken, the Corporation shall issue a new certificate in place of the original certificate if the owner (a) so requests before the Corporation has notice that the shares have been acquired by a bona fide purchaser; (b) files with the Corporation a sufficient indemnity bond unless waived by Board Resolution; and (c) satisfies such other reasonable requirements, including evidence of such loss, destruction, or wrongful taking, as may be imposed by the Corporation.

                                   ARTICLE IX

                                    DIVIDENDS

         Section 1. SOURCES OF DIVIDENDS. The directors of the Corporation, subject to any restrictions contained in the statutes and Certificate of Incorporation, may declare and pay dividends upon the shares of the capital stock of the Corporation either (a) out of its new assets in excess of its capital, or (b) in case there shall be no such excess, out of its net profits for the fiscal year then current or the current and preceding fiscal year.

         Section 2. RESERVES. Before the payment of any dividend, the directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose, and the directors may abolish any such reserve in the manner in which it was created.

         Section 3. RELIANCE ON CORPORATE RECORDS. A director shall be fully protected in relying in good faith upon the books of account of the Corporation or statements prepared by any of its officials as to the value and amount of the assets, liabilities and net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid.

         Section 4. MANNER OF PAYMENT. Dividends may be paid in cash, in property, or in shares of the capital stock of the Corporation at par.

                                    ARTICLE X

                                      SEAL

         The Corporate seal, may be a stamp and, shall be in the form of a circle and shall bear the name of the Corporation and shall indicate its formation under the laws of the State of Colorado. Such seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise. No document shall be invalidated by the lack of a Seal.

                                   ARTICLE XI

                                   FISCAL YEAR

         Except as from time to time otherwise provided by the Board of Directors, the fiscal year of the Corporation shall be the calendar year.

                                   ARTICLE XII

                                   AMENDMENTS

         Section 1. BY THE STOCKHOLDERS. Except as otherwise provided in the Certificate of Incorporation or in these By-Laws, these By-Laws may be amended or repealed, or new By-Laws may be made and adopted by a majority vote of all the stock of the Corporation issued and outstanding and entitled to vote at any annual or special meeting of the stockholders, provided that notice of intention to amend shall have been contained in the notice of meeting.

         Section 2. BY THE DIRECTORS. Except as otherwise provided in the Certificate of Incorporation or in these By-Laws, these By-Laws, including amendments adopted by the stockholders, may be amended or repealed by a majority vote of the whole Board of Directors at any regular or special meeting of the Board, provided that the stockholders may from time to time specify particular provisions of the By-Laws which shall not be amended by the Board of Directors.

                                  ARTICLE XIII

                                 INDEMNIFICATION

         The Board of Directors hereby adopt the provisions of C.R.S. 7-3-101 (as it may be amended from time to time) relating to Indemnification and incorporates such provisions by this reference as fully as if set forth herein.


Duly Adopted ___________, 2014

By:      __________________________
         President & Director

                                    EXHIBIT D

                          Colorado Statement of Merger

Document processing fee
 If document is filed on paper                          $150.00
 If document is filed electronically                    Currently Not Available
Fees & forms/cover sheets are
 subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit www.sos.state.co.us and select Business.
Paper documents must be typewritten or machine printed.

                              STATEMENT OF MERGER
                    (SURVIVING ENTITY IS A DOMESTIC ENTITY)
   filed pursuant to ss. 7-90-203.7 of the Colorado Revised Statutes (C.R.S.)


1. For each merging entity, its ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

ID Number                       C2559-2004
                                ---------------------------------------
                                (Colorado Secretary of State ID number)


Entity name or true name        Rancher Energy Corp.
                                ---------------------------------------

Form of entity                  Corporation
                                ---------------------------------------

Jurisdiction                    Nevada
                                ---------------------------------------

Street address                  520 Zang Street
                                ---------------------------------------
                                (Street number and name)

                                Suite 250
                                ---------------------------------------
                                Broomfield, CO  80021
                                ---------------------------------------
                                (City) (State) (Zip/Postal Code)
                                                                USA
                                -------------------------- ------------
                                (Province - if applicable)    (Country)


Mailing address
(leave blank if same
as street address)
                                -----------------------------------------
                                (Street number and name)


                                -----------------------------------------
                                (City) (State) (ZIP/Postal Code)


                                -------------------------- --------------
                                (Province - if applicable)    (Country)
================================================================================

ID Number
                                ---------------------------------------
                                (Colorado Secretary of State ID number)


Entity name or true name
                                ---------------------------------------

Form of entity
                                ---------------------------------------

Jurisdiction
                                ---------------------------------------

Street address
                                ---------------------------------------
                                (Street number and name)


                                ---------------------------------------

                                ---------------------------------------
                                (City) (State) (Zip/Postal Code)

                                -------------------------- ------------
                                (Province - if applicable)    (Country)

Mailing address
(leave blank if same
as street address)
                                -----------------------------------------
                                (Street number and name)


                                -----------------------------------------
                                (City) (State) (ZIP/Postal Code)


                                -------------------------- --------------
                                (Province - if applicable)    (Country)
================================================================================
ID Number
                                ---------------------------------------
                                (Colorado Secretary of State ID number)

Entity name or true name
                                ---------------------------------------

Form of entity
                                ---------------------------------------

Jurisdiction
                                ---------------------------------------

Street address
                                ---------------------------------------
                                (Street number and name)


                                ---------------------------------------

                                ---------------------------------------
                                (City) (State) (Zip/Postal Code)

                                -------------------------- ------------
                                (Province - if applicable)    (Country)
Mailing address
(leave blank if same
as street address)
                                -----------------------------------------
                                (Street number and name)


                                -----------------------------------------
                                (City) (State) (ZIP/Postal Code)


                                -------------------------- --------------
                                (Province - if applicable)    (Country)

(if the following statement applies, adopt the statement by marking the box and include an attachment.)

/__/ There are more than three merging entities and the ID number (if applicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and the principal address of each additional merging entity is stated in an attachment.

2. For the surviving entity, its entity ID number (if appplicable), entity name or true name, form of entity, jurisdiction under the law of which it is formed, and principal address are

ID Number                       2014 1537916
                                ---------------------------------------
                                (Colorado Secretary of State ID number)


Entity name or true name        T-Rex Oil, Inc.
                                ---------------------------------------

Form of entity                  Corporation
                                ---------------------------------------

Jurisdiction                    Colorado
                                ---------------------------------------

Street address                  520 Zang Street
                                ---------------------------------------
                                (Street number and name)

                                Suite 250
                                ---------------------------------------
                                Broomfield, CO  80021
                                ---------------------------------------
                                (City) (State) (Zip/Postal Code)
                                                                USA
                                -------------------------- ------------
                                (Province - if applicable)    (Country)


Mailing address
(leave blank if same
as street address)
                                -----------------------------------------
                                (Street number and name)


                                -----------------------------------------
                                (City) (State) (ZIP/Postal Code)


                                -------------------------- --------------
                                (Province - if applicable)    (Country)

3.  Each mergining entity has been merged into the surviving entity.

4. (If the following statement applies, adopt the statement by marking the box.)

/__/ The plan of merger provides for amendments to a constituent filed document of the surviving entity and an appropriate statement of change or other document effecting the amendments will be delivered to the Secretary of State for filing pursuant to Part 3 of Article 90 of Title 7, C.R.S.

5. (If the following statement applies, adopt the statement by marking the box and state the appropriate document number(s).)

/__/ One of more of the merging entities is a registrant of a trademark described in a filed document in the records of the secretary of state and the document number of each filed document is

        Document number         _________________________
        Document number         _________________________
        Document number         _________________________

(If the following statement applies, adopt the statement by marking the box and include an attachment.)

/__/ There are more than three trademarks and the documetn number of each additional trademark is stated in an attachment.

6.(If the following statement applies, adopt the statement by marking the box and include an attachment.)

/__/ This document contains additional information as provided by law.

7. (Caution: Leave blank if the document does not have a delayed effective date. Stating a delayed effective date has significant legal consequences. Read instructions before entering a date.)

(If the following statement applies, adopt the statement by enetering a date and, if applicable, time using the required format.)

The  delayed  effective  date and,  if  applicable,  time of this  document  are
_____________________________
(mm/dd/yyy hour:minute am/pm)

Notice:

Causing this document to be delivered to the Secretary of State for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that such document is such individual's act and deed, or that such individual in good faith believes such document is the act and deed of the person on whose behalf such individual is causing such document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S. and, if applicable, the constituent documents and the organic statutes, and that such individual in good faith believes the facts stated in such document are true and such document complies with the requirements of that Part, the constituent documents, and the organic statutes.


This perjury notice applies to each individual who causes this document to be delivered to the Secretary of State, whether or not such individual is identified in this document as one who has caused it to be delivered.


8. The true name and mailing address of the individual causing this document to be delivered for filing are

                                 Littman         Michael
                                -----------------------------------------
                                (Last)         (First) (Middle) (Suffix)

                                7609 Ralston Road
                                -----------------------------------------
                                (Street number and name)

                                Arvada, CO  80002
                                -----------------------------------------
                                (City) (State) (ZIP/Postal Code)

                                -----------------------------------------
                                (Province - if applicable)   (Country)

(If applicable, adopt the following statement by marking the box and include an attachment.)

/__/ This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing.


DISCLAIMER:

This form/cover sheet, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time to time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).

                                    EXHIBIT E

                             Nevada Merger Statement

ROSS MILLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4520
(775) 684-5708
WEBSITE: WWW.NVSOS.GOV

----------------------------------------
ARTICLES OF MERGER                      /
(PURSUANT TO NRS 92A.200)               /
PAGE 1                                  /
----------------------------------------


USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY


                               ARTICLES OF MERGER
                         (PURSUANT TO NRS CHAPTER 92A)

1) Name  and  jurisdiction  of  organization  of each  constituent  entity  (NRS
92A.200):

/__/ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additonal entity from article one.

Rancher Energy Corp.
-----------------------------------------------------------------------
Name of merging entity

Nevada                                          Corporation
-------------------------------------           -----------------------
Jurisdiction                                    Entity type*


-----------------------------------------------------------------------
Name of merging entity


-------------------------------------           -----------------------
Jurisdiction                                    Entity type*


-----------------------------------------------------------------------
Name of merging entity


-------------------------------------           -----------------------
Jurisdiction                                    Entity type*


-----------------------------------------------------------------------
Name of merging entity


-------------------------------------           -----------------------
Jurisdiction                                    Entity type*


and

T-Rex Oil, Inc.
-----------------------------------------------------------------------
Name of surviving entity

Colorado                                        Corporation
-------------------------------------           -----------------------
Jurisdiction                                    Entity type*

*Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00
This form must be accompannied by appropriate fees.

                                     Nevada Secretary of State 92A Merger Page 1
                                                                Revised: 8-31-11

ROSS MILLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4520
(775) 684-5708
WEBSITE: WWW.NVSOS.GOV

----------------------------------------
ARTICLES OF MERGER                      /
(PURSUANT TO NRS 92A.200)               /
PAGE 2                                  /
----------------------------------------


USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY



2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190):

        Attn:   Donald Walford

        c/o:    520 Zang Street, Ste 250,
                Broomfield, CO 80021

3) Choose one:

/_X_/ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

/__/ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180).

4) Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity):

/__/ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additonal entity from the appropriate section of article four.

(a) Owner's approval was not required from

-------------------------------------------
Name of merging entity, if applicable


-------------------------------------------
Name of merging entity, if applicable


-------------------------------------------
Name of merging entity, if applicable


-------------------------------------------
Name of merging entity, if applicable

and, or;

T-Rex Oil, Inc.
-------------------------------------------
Name of surviving entity, if applicable


This form must be accompannied by appropriate fees.

                                     Nevada Secretary of State 92A Merger Page 2
                                                                Revised: 8-31-11

ROSS MILLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4520
(775) 684-5708
WEBSITE: WWW.NVSOS.GOV

----------------------------------------
ARTICLES OF MERGER                      /
(PURSUANT TO NRS 92A.200)               /
PAGE 3                                  /
----------------------------------------


USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY


(b) The plan was approved by the required consent of the owners of*:

Rancher Energy Corp.
-------------------------------------------
Name of merging entity, if applicable


-------------------------------------------
Name of merging entity, if applicable


-------------------------------------------
Name of merging entity, if applicable


-------------------------------------------
Name of merging entity, if applicable


and, or;

-------------------------------------------
Name of surviving entity, if applicable








*Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompannied by appropriate fees.

                                     Nevada Secretary of State 92A Merger Page 3
                                                                Revised: 8-31-11

ROSS MILLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4520
(775) 684-5708
WEBSITE: WWW.NVSOS.GOV

----------------------------------------
ARTICLES OF MERGER                      /
(PURSUANT TO NRS 92A.200)               /
PAGE 4                                  /
----------------------------------------


USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY



(c)  Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporaiton and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

-------------------------------------------
Name of merging entity, if applicable


-------------------------------------------
Name of merging entity, if applicable


-------------------------------------------
Name of merging entity, if applicable


-------------------------------------------
Name of merging entity, if applicable


and, or;

-------------------------------------------
Name of surviving entity, if applicable







This form must be accompannied by appropriate fees.

                                     Nevada Secretary of State 92A Merger Page 4
                                                                Revised: 8-31-11

ROSS MILLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4520
(775) 684-5708
WEBSITE: WWW.NVSOS.GOV

----------------------------------------
ARTICLES OF MERGER                      /
(PURSUANT TO NRS 92A.200)               /
PAGE 5                                  /
----------------------------------------


USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY


5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:



NONE


6)  Location of Plan of Merger (check a or b):

/___/ (a) The entire plan of merger is attached;

or,

/_X_/ The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).


7) Effective date and time of filing: (optional) (must not be later than 90 days after the certificate is filed)

        Date:  October 2014             Time:  5PM PDT



* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

This form must be accompannied by appropriate fees.

                                     Nevada Secretary of State 92A Merger Page 5
                                                                Revised: 8-31-11

ROSS MILLER
SECRETARY OF STATE
204 NORTH CARSON STREET, SUITE 1
CARSON CITY, NEVADA 89701-4520
(775) 684-5708
WEBSITE: WWW.NVSOS.GOV

----------------------------------------
ARTICLES OF MERGER                      /
(PURSUANT TO NRS 92A.200)               /
PAGE 6                                  /
----------------------------------------


USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY


8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

/__/ If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.


Rancher Energy Corp.
----------------------------------------------
Name of merging entity

X                                       CEO
-----------------------------------     --------------- -----------------
Signature                               Title           Date



----------------------------------------------
Name of merging entity

X
-----------------------------------     --------------- -----------------
Signature                               Title           Date



----------------------------------------------
Name of merging entity

X
-----------------------------------     --------------- -----------------
Signature                               Title           Date


----------------------------------------------
Name of merging entity

X
-----------------------------------     --------------- -----------------
Signature                               Title           Date


and,

T-Rex Oil, Inc.
----------------------------------------------
Name of surviving entity

X                                       CEO
-----------------------------------     --------------- -----------------
Signature                               Title           Date

*The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cuase this filing to be rejected.

This form must be accompannied by appropriate fees.

                                     Nevada Secretary of State 92A Merger Page 6
                                                                Revised: 8-31-11

                                    EXHIBIT F

                                 Plan of Merger

                          AGREEMENT AND PLAN OF MERGER

         AGREEMENT AND PLAN OF MERGER dated as of _________, 2014, (the "Merger Agreement"), between Rancher Energy Corp., a Nevada corporation ("REC"), and T-Rex Oil, Inc., a Colorado corporation ("Merger Co.").

         WHEREAS: On the date hereof;  REC has  authority  to issue  325,000,000 shares of stock, $0.001 par value per share, of which 275,000,000 common shares are authorized ("the REC common") and 50,000,000 Preferred shares are authorized with 249,914,171 common shares issued and outstanding and no Preferred shares are outstanding;

         WHEREAS: On  the  date  hereof,  Merger  Co.  has  authority  to  issue
                  325,000,000 shares of stock, $0.001 par value per share, 275,000,000 of which are Common Shares (the "Merger Co. Common") and 50,000,000 Preferred shares are authorized of which 1,000 shares of common stock are issued and outstanding and owned by REC; constituting 100% of the issued and outstanding common stock of Merger Co., and no shares of Preferred Stock are outstanding;

         WHEREAS: The respective Boards of Directors of REC and Merger Co. have determined that it is advisable and in the best interests of each of such corporations that they merge into a Merger Co. pursuant to the Colorado Business Corporation Act, under which Merger Co. would survive as the Company, by the merger of REC with and into Merger Co., and with each share of REC Common Stock outstanding converting into one share of Merger Co. Common Stock automatically by virtue of the merger;

         WHEREAS: Under the respective certificates of incorporation of REC and Merger Co., the REC Common Stock and Preferred Stock have the same designations, rights and powers and preferences, and the qualifications, limitations and restrictions thereof, as the Merger Co. Common and Preferred Stock which will be exchanged therefore pursuant to the merger;

         WHEREAS: The Boards of  Directors  of REC and Merger Co. have  approved this Merger Agreement, shareholder approval having been obtained by written consent pursuant to Nevada Revised Statutes and Colorado Business Corporation Act, respectively;

         WHEREAS: The parties hereto intend that this Merger Agreement shall constitute a tax-free reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code;

NOW THEREFORE, in consideration of the mutual agreements and covenants herein contained, REC and Merger Co. hereby agree as follows:

1. Merger. REC shall be merged with and into Merger Co. (the "Merger"), and Merger Co. shall be the surviving corporation (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon filing of Articles of Merger providing for an effective date of __________, 2014 with the Secretary of State of the State of Nevada in accordance with the Nevada Revised Statutes (the "Effective Time").

2. Certificate of Incorporation of the Surviving Corporation. At the Effective Time, the Certificate of Incorporation of Merger Co., in effect immediately prior to the Effective Time, shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until amended as provided therein and under the Colorado Business Corporation Act.

3. Succession. At the Effective Time, the separate corporate existence of REC shall cease, and Merger Co. be the Surviving Corporation shall succeed to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of REC, and Merger Co. shall assume and be subject to all of the duties, liabilities, obligations and restrictions of every kind and description of REC, including, without limitation, all outstanding indebtedness of REC, all in the manner and as more fully set forth in the Colorado Business Corporation Act, as applicable.

4. Directors. The directors of REC immediately prior to the Effective Time shall be the directors of the Surviving Corporation, Merger Co., at and after the Effective Time to serve until the expiration of their respective terms and until their successors are duly elected and qualified.

5. Officers. The officers of REC immediately preceding the Effective Time shall be the officers of the Surviving Corporation Merger Co., at and after the Effective Time until their successors are duly elected and qualified.

6. Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

         a.       each  share  of  REC  Common  Stock  issued  and   outstanding
                  immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and non-assessable share of Merger Co. Common Stock;

         b. each share of REC Common Stock held in the treasury of REC immediately prior to the Effective Time shall be cancelled and retired;

         c. each options, warrant, purchase right, unit or other security of REC convertible into shares of REC Common Stock shall become convertible into the same number of shares of Merger Co. common Stock as such security would have received if the security had been converted into shares of REC Common Stock immediately prior to the Effective Time, and Merger Co. shall reserve for purposes of the exercise of such options, warrants, purchase rights, units or other securities an equal number of shares of Merger Co. Common Stock as REC had reserved; and

         d. each share of Merger Co. Common Stock issued and outstanding in the name of REC immediately prior to the Effective Time shall be cancelled and retired and resume the status of authorized and unissued shares of Merger Co. Common Stock.

7. Other Agreements. At the Effective Time, Merger Co. shall assume any obligation of REC to deliver or make available shares of REC Common Stock under any agreement or employee benefit plan not referred to in Paragraph 6 herein to which REC is a party. Any reference to REC Common Stock under any such agreement or employee benefit plan shall be deemed to be a reference to Merger Co. Common Stock and one share of Merger Co. Common Stock shall be issuable in lieu of each share of REC Common Stock required to be issued by any such agreement or employee benefit plan, subject to subsequent adjustment as provided in any such agreement or employee benefit plan.

8. Further Assurances. From time to time, as and when required by the Surviving Corporation or by its successors or assigns, there shall be executed and delivered on behalf of REC such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate, advisable or necessary in order to vest, perfect or conform, of record or otherwise, in the Surviving Corporation, the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of REC, and otherwise to carry out the purposes of this Merger Agreement, and the officers and directors of the Surviving Corporation are fully authorized, in the name and on behalf of REC or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

9. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of REC Common or Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent the respective shares of Merger Co. Common Stock, as the case may be, into which the shares of REC Common or Preferred Stock represented by such certificates have been converted as herein provided and shall be so registered on the books and records of Merger Co. and its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to Merger Co. or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Merger Co. Common or Preferred Stock, as the ease may be, evidenced by such outstanding certificate, as above provided.

10. Amendment. The parties hereto, by mutual consent of their respective boards of directors, may amend, modify or supplement this Merger Agreement prior to the Effective Time.

11. Compliance with the Colorado Business Corporation Act. Prior to the Effective Time, the parties hereto will take all steps necessary to comply with the Colorado Business Corporation Act, as may be applicable, including without limitation, the following:

         a)       Certificate  of  Incorporation,  Amendments,  and  By-Laws  of
                  Merger Co. At the Effective Time, the Certificate of Incorporation Amendments, and By-Laws of Merger Co. as in effect immediately prior to the Effective Time shall be in the form of the Certificate of Incorporation, Amendments, and By-Laws of Merger Co. as surviving corporation.

         b) Directors and Officers of Merger Co. At the Effective Time, the directors and officers of REC immediately prior to the Effective Time shall be the directors and officers of Merger Co., in the case of directors, until their successors are elected and qualified and, in the case of officers, to serve at the pleasure of the Board of Directors of Merger Co.

         c) Filings. Prior to the Effective Time, the Surviving Corporation shall cause a certified copy of this Agreement to be executed and Statement of Merger shall be filed in Nevada with the Secretary of State. Prior to the Effective Time, to the extent necessary to effectuate any amendments to the certificates of incorporation of the Surviving Corporation, Merger Co., contemplated by this Agreement, the Surviving Corporation, Merger Co., shall also cause to be filed with the Nevada Secretary of State such certificates or documents required to give effect thereto.

12. Termination. This Merger Agreement may be terminated, and the Merger and the other transactions provided for herein may be abandoned, at any time prior to the Effective Time, whether before or after approval of this Merger Agreement by the board of directors of Merger Co. and REC, by action of the board of directors of REC if it determines for any reason, in its sole judgment and discretion, that the consummation of the Merger would be inadvisable or not in the best interests of REC and its stockholders.

13. Counterparts. This Merger Agreement may be executed in one or more counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

14. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Merger Agreement.

15. Governing Law. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

         IN WITNESS WHEREOF, Merger Co. and REC have caused this Merger Agreement to be executed and delivered as of the date first above written.

RANCHER ENERGY CORP., A NEVADA CORPORATION



-----------------------------------------
Name:
Title: President and CEO


------------------------------------------
Name:
Title:  Secretary


T-REX OIL, INC., A COLORADO CORPORATION


-----------------------------------------
Name:
Title: President & CEO

                                    EXHIBIT G

                         NEVADA DISSENTERS RIGHTS NOTICE


NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.

NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.

NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.

NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.

NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.

NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.

NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.

NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares. 1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:

(1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.

(c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

(d) Any corporate action not described in paragraph (a), (b) or (c) that will result in the stockholder receiving money or scrip instead of fractional shares except where the stockholder would not be entitled to receive such payment pursuant to NRS 78.205, 78.2055 or 78.207.

2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

3. From and after the effective date of any corporate action described in subsection 1, no stockholder who has exercised his right to dissent pursuant to NRS 92A.300 to 92A.500, inclusive, is entitled to vote his shares for any purpose or to receive payment of dividends or any other distributions on shares. This subsection does not apply to dividends or other distributions payable to stockholders on a date before the effective date of any corporate action from which the stockholder has dissented.

(Added to NRS by 1995,  2087; A 2001,  1414, 3199; 2003, 3189; 2005, 2204; 2007,
2438)

NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.

1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:

(a) The articles of incorporation of the corporation issuing the shares provide otherwise; or

(b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:

(1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:

(I) The surviving or acquiring entity; or

(II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

(2) A combination of cash and
owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph (b).

2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. If a proposed corporate action creating dissenters' rights is taken by written consent of the stockholders, a stockholder who wishes to assert dissenters' rights must not consent to or approve the proposed corporate action.

3. A stockholder who does not satisfy the requirements of subsection 1 or 2 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

1. The subject corporation shall deliver a written dissenter's notice to all stockholders entitled to assert dissenters' rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

1. A stockholder to whom a dissenter's notice is sent must:

(a) Demand payment;

(b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.

1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.

2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

 (a) Of the county where the corporation's principal office is located; (b) If the corporation's principal office is not located in this State, in Carson City; or (c) At the election of any dissenter residing or having its principal office in this State, of the county where the dissenter resides or has its principal office. The court shall dispose of the complaint promptly.

 2. The payment must be accompanied by:

(a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the  dissenter's  rights to demand payment under NRS 92A.480;
and

(e) A copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its principal office is located. If the principal office of the subject corporation is not located in the State, it shall commence the proceeding in the county where the principal office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located. If the principal office of the subject corporation and the domestic corporation merged with or whose shares were acquired is not located in this State, the subject corporation shall commence the proceeding in the district court in Carson City.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.

NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable: (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.